Exhibit 10.1

[●], 2021

Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Blvd, Suite 900
Uniondale, New York 11553

Cantor Fitzgerald & Co.
110 East Fifty Ninth Street
New York, NY, 10022

Re: Initial Public Offering

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into or proposed to be entered into by and between Arbor Rapha Capital Bioholdings Corp. I, a Delaware corporation (the “Company”), and Cantor Fitzgerald & Co., as the sole underwriter (the “Underwriter”), relating to an underwritten initial public offering (the “Public Offering”), of up to 17,250,000 of the Company’s units (including up to 2,250,000 units that may be purchased to cover over-allotments, if any) (the “Units”), each comprised of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and one-third of one redeemable warrant. Each whole warrant (each, a “Warrant”) entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment. The Units shall be sold in the Public Offering pursuant to a registration statement on Form S-1 and a prospectus (the “Prospectus”), filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) and the Company has applied to have the Units listed on the Nasdaq Capital Market. Certain capitalized terms used herein are defined in paragraph 12 hereof.

In order to induce the Company and the Underwriter to enter into the Underwriting Agreement and to proceed with the Public Offering and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Arbor Rapha Capital LLC, a Delaware limited liability company (the “Sponsor”) and the undersigned individuals, each of whom is a member of the Company’s board of directors, a nominee for membership on the board of directors and/or a member of the Company’s management team (each, an “Insider” and collectively, the “Insiders”), hereby agrees, severally but not jointly, with the Company as follows:

1.                  It is acknowledged and agreed that the Company shall not enter into a definitive agreement regarding a proposed Business Combination without the prior consent of the Sponsor. The Sponsor and each Insider agrees that if the Company seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, it, he or she shall (i) vote any shares of Capital Stock owned by it, him or her in favor of any proposed Business Combination (including any proposals recommended by the Company’s board of directors in connection with such Business Combination) and (ii) not redeem any shares of Capital Stock owned by it, him or her in connection with such stockholder approval. If the Company engages in a tender offer in connection with any proposed Business Combination, the Sponsor and each Insider agrees that it, he or she shall not seek to sell or tender its, his or her shares of Capital Stock to the Company in connection with such tender offer.

2.                  The Sponsor and each Insider hereby agrees that in the event that the Company fails to consummate a Business Combination within 18 months from the closing of the Public Offering, or such later period approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (the “Charter”), the Sponsor and each Insider shall take all reasonable steps to cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Common Stock sold as part of the Units in the Public Offering (the “Offering Shares”), at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined below), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Offering Shares, which redemption will completely extinguish all Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and each Insider agrees not to propose any amendment to the Charter (i) to modify the substance or timing of the Company's obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Offering Shares if the Company does not complete a Business Combination within 18 months from the closing of the Public Offering or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, unless, in each case, the Company provides the Public Stockholders with the opportunity to redeem their Offering Shares upon approval of any such amendment at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.

3.                  The Sponsor and each Insider acknowledges that, with respect to the shares of Capital Stock held by it, him or her, it, he or she has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Company. The Sponsor and each Insider hereby further waives, with respect to any shares of Capital Stock held by it, him or her, if any, any redemption rights it, he or she may have in connection with the consummation of a Business Combination, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Combination or a stockholder vote to approve an amendment to the Charter to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Offering Shares if the Company has not consummated a Business Combination within 18 months from the closing of the Public Offering or in the context of a tender offer made by the Company to purchase shares of Common Stock (although the Sponsor, the Insiders and their respective affiliates shall be entitled to redemption and liquidation rights with respect to any Offering Shares it or they hold if the Company fails to consummate a Business Combination within 18 months from the date of the closing of the Public Offering).

4.                  Each of the undersigned acknowledges and agrees that prior to the Company entering into a definitive agreement for a Business Combination with a target business that is affiliated with the undersigned or any other Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions which states that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

5.                  Notwithstanding the provisions set forth in paragraphs 9(a) and (b) below, during the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, the Sponsor and each Insider shall not, without the prior written consent of the Underwriter, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Units, shares of Capital Stock, Warrants or any securities convertible into, or exercisable or exchangeable for, shares of Capital Stock owned by it, him or her, (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder, with respect to any Units, shares of Capital Stock, Warrants or any other securities convertible into, or exercisable, or exchangeable for, shares of Capital Stock owned by it, him or her, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, shares of Capital Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Capital Stock owned by it, him or her, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iv) publicly announce any intention to effect any transaction specified in clause (i), (ii) or (iii); provided, however, that the foregoing does not apply to the forfeiture of any Founder Shares pursuant to their terms or any Transfer of Founder Shares to any current or future independent director of the Company (as long as such current or future independent director transferee is subject to this Letter Agreement or executes an agreement substantially identical to the terms of this Letter Agreement, as applicable to directors and officers at the time of such Transfer, and as long as, to the extent any reporting obligation under Section 16 of the Exchange Act is triggered as a result of such Transfer, any related filing under Section 16 of the Exchange Act includes a practical explanation as to the nature of the Transfer). Each of the Insiders and the Sponsor acknowledges and agrees that, prior to the effective date of any release or waiver, of the restrictions set forth in this paragraph 5 or paragraph 9 below, the Company may announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. The provisions of this paragraph will not apply if the release or waiver is effected solely to permit a transfer not for consideration and the transferee has agreed in writing to be bound by the same terms described in this Letter Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

6.                  In the event of the liquidation of the Trust Account, the Sponsor, which for purposes of clarification shall not extend to any shareholders, members or managers of the Sponsor, or any of the other undersigned, agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company or (ii) any prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement (a “Target”); provided, however, that such indemnification of the Company by the Sponsor shall (x) apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent registered public accounting firm) or products sold to the Company or a Target do not reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Offering Share and (ii) the actual amount per Offering Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Offering Share is then held in the Trust Account due to reductions in the value of the trust assets, less interest earned on the funds in the Trust Account withdrawn (or which may be withdrawn) to pay franchise and income taxes, (y) shall not apply to any claims by a third party or a Target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). In the event that any such executed waiver is deemed to be unenforceable against such third party, the Sponsor shall not be responsible to the extent of any liability for such third-party claims. The Sponsor shall have the right to defend against any such claim with counsel of its choice reasonably satisfactory to the Company if, within 15 days following written receipt of notice of the claim to the Sponsor, the Sponsor notifies the Company in writing that it shall undertake such defense.

7.                  To the extent that the Underwriter does not exercise its over-allotment option to purchase up to an additional 2,250,000 Units within 45 days from the date of the Prospectus (and as further described in the Prospectus), the Sponsor agrees to forfeit, at no cost, a number of Founder Shares in the aggregate equal to 562,500 multiplied by a fraction, (i) the numerator of which is 2,250,000 minus the number of Units purchased by the Underwriter upon the exercise of its over-allotment option, and (ii) the denominator of which is 2,250,000. All references in this Letter Agreement to Founder Shares of the Company being forfeited shall take effect as a contribution of such Founder Shares to the Company’s capital as a matter of Delaware law. The forfeiture will be adjusted to the extent that the option to purchase additional Units is not exercised in full by the Underwriter so that the number of Founder Shares will equal an aggregate of 20.0% of the Company’s issued and outstanding Shares after the Public Offering. The Initial Stockholders further agree that to the extent that the size of the Public Offering is increased or decreased, the Company will effect a stock dividend or stock repurchase or redemption, as applicable, immediately prior to the consummation of the Public Offering in such amount as to maintain the number of Founder Shares at 20.0% of the Company’s issued and outstanding shares of Capital Stock immediately following the consummation of the Public Offering. In connection with such increase or decrease in the size of the Public Offering, then (A) the references to 2,250,000 in the numerator and denominator of the formula in the first sentence of this paragraph shall be changed to a number equal to 15.0% of the number of shares of Common Stock included in the Units issued in the Public Offering, (B) the reference to 562,500 in the formula set forth in the first sentence of this paragraph shall be adjusted to, respectively, the total number of Founder Shares that the Sponsor would have to return to the Company in order for the number of Founder Shares that the Sponsor owns (together with the Insiders) to equal an aggregate of 20.0% of the Company’s issued and outstanding Shares immediately following the Public Offering.

8.                  The Sponsor and each Insider hereby agrees and acknowledges that: (i) the Underwriter and the Company would be irreparably injured in the event of a breach by such Sponsor or an Insider of its, his or her obligations under paragraphs 1, 2, 3, 4, 5, 6, 9(a), 9(b), 10 and 11, as applicable, of this Letter Agreement, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

9.                  (a)               The Sponsor and each Insider agrees that it, he or she shall not Transfer, assign or sell any of their Founder Shares (or shares of Common Stock issuable upon conversion thereof) until the earlier to occur of (A) one year after the completion of the Company’s initial Business Combination and (B) subsequent to Company’s initial Business Combination, (x) if the last sale price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Founder Shares Lock-up Period”).

(b)               The Sponsor and each Insider agrees that it, he or she shall not Transfer, assign or sell any Private Placement Warrants (or shares of Common Stock issuable upon the exercise of the Private Placement Warrants), until 30 days after the completion of the Company's initial Business Combination (the “Private Placement Warrants Lock-up Period” and, together with the Founder Shares Lock-up Period, the “Lock-up Periods”).

(c)               Notwithstanding the provisions set forth in paragraphs 9(a) and (b), Transfers of the Founder Shares, Private Placement Warrants and shares of Common Stock issued upon the exercise or conversion of the Private Placement Warrants or the Founder Shares and that are held by the Sponsor, any Insider or any of their permitted transferees (that have complied with this paragraph 9(c)), are permitted (a) to the Company's employees, officers or directors, any affiliates or family members of any of the Company's officers or directors, any employees, officers, directors or members of the Sponsor (or former Sponsor if such transfer occurs after the dissolution of the Sponsor) or any affiliates of such members and funds and accounts advised by such members, or any affiliates of our Sponsor (or former Sponsor if such transfer occurs after the dissolution of our Sponsor); (b) in the case of an individual, by gift to a member of one of the members of the individual’s immediate family, to an estate planning vehicle or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by pro rata distributions from the Sponsor to its members, partners, or shareholders pursuant to the Sponsor’s organizational documents; (f) by virtue of the laws of the State of Delaware or the Sponsor's organizational documents upon liquidation or dissolution of the Sponsor; (g) by private sales or transfers made in connection with the consummation of the Company’s initial Business Combination at prices no greater than the price at which the Founder Shares, Private Placement Warrants or the shares of Common Stock, as the case may be, were originally purchased; (h) to the Company for no value for cancellation in connection with the consummation of the Company's initial Business Combination; (i) in the event of the Company’s liquidation prior to the completion of its initial Business Combination; or (j) in the event of the Company’s completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Company’s completion of an initial Business Combination; provided, however, that, in the case of clauses (a) through (g), these permitted transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions and the other restrictions herein.

10.              Each of the Insiders agrees to be a director or officer of the Company, as applicable, until the earlier of the consummation by the Company of an initial Business Combination, the liquidation of the Company, or his or her removal, death or incapacity. The Sponsor and each Insider represents and warrants that it, he or she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked. Each Insider’s biographical information furnished to the Company (including any such information included in the Prospectus) is true and accurate in all material respects and does not omit any material information with respect to the Insider’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The Sponsor and each Insider’s questionnaire furnished to the Company and the Representative is true and accurate in all material respects. The Sponsor and each Insider represents and warrants that: it, he or she is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; it, he or she has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and it, he or she is not currently a defendant in any such criminal proceeding.

11.              Except as disclosed in the Prospectus, neither the Sponsor nor any Insider, nor any affiliate of the Sponsor or any Insider, nor any director or officer of the Company shall receive from the Company any finder’s fee, reimbursement, cash payment, consulting fee, monies in respect of any repayment of a loan or other compensation prior to, or in connection with any services rendered in order to effectuate, the consummation of the Company’s initial Business Combination (regardless of the type of transaction that it is), other than the following, none of which will be made from the proceeds held in the Trust Account prior to the completion of the initial Business Combination: repayment of up to an aggregate of $300,000 in loans made to the Company by the Sponsor to cover offering related and organizational expenses; payment to the Sponsor of $10,000 per month for certain office space, utilities and secretarial and administrative support as may be reasonably required by the Company; payment of customary fees for financial advisory services; reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and completing an initial Business Combination; repayment of loans, if any, and on such terms as to be determined by the Company from time to time, made by the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers or directors to finance transaction costs in connection with an intended initial Business Combination, provided that, if the Company does not consummate an initial Business Combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such loaned amounts so long as no proceeds from the Trust Account are used for such repayment; and repayment of the loan to be made by the Sponsor in an amount up to $3,450,000 (the "Sponsor Loan"). Up to $1,500,000 of such loans (not including the Sponsor Loan) may be convertible into warrants at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period.

12.              The Sponsor and each Insider has full right and power, without violating any agreement to which it is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Letter Agreement and, as applicable, to serve as an officer and/or director on the board of directors of the Company and hereby consents to being named in the Prospectus as an officer and/or director of the Company.

13.              As used herein, (i) “Business Combination” shall mean a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses; (ii) “Capital Stock” shall mean, collectively, the Common Stock and the Founder Shares; (iii) “Founder Shares” shall mean (a) the 4,312,500 shares of the Company’s Class B common stock, par value $0.0001 per share, initially issued to the Sponsor (up to 562,500 shares of which are subject to complete or partial forfeiture by the Sponsor depending on the extent to which the over-allotment option is not exercised by the Underwriters); (iv) “Initial Stockholders” shall mean the Sponsor and any Insider that holds Founder Shares; (v) “Private Placement Warrants” shall mean the Warrants to purchase up to 3,833,333 shares of Common Stock of the Company (or 4,133,333 shares of Common Stock if the over-allotment option is exercised in full) that the Sponsor has agreed to purchase for an aggregate purchase price of $5,750,000 (or $6,200,000 if the over-allotment option is exercised in full), or $1.50 per Warrant, in a private placement that shall occur simultaneously with the consummation of the Public Offering; (vi) “Public Stockholders” shall mean the holders of the Offering Shares; (vii) “Trust Account” shall mean the trust account into which the net proceeds of the Public Offering and certain proceeds from the sale of the Private Placement Warrants shall be deposited; and (viii) “Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

14.              Subject to the terms and conditions of this paragraph 14, if, in connection with or prior to the closing of the initial Business Combination, the Company proposes to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities other than Excluded Securities (as defined below) (such securities, “New Equity Securities”), the Company shall first make an offer of the New Equity Securities to the Sponsor in accordance with the following provisions of this paragraph 14 (the “Right of First Offer”):

(a) Offer Notice.

(i) The Company shall give written notice (the “Offering Notice”) to the Sponsor stating its bona fide intention to offer the New Equity Securities and specifying the number of New Equity Securities and the material terms and conditions, including the price, pursuant to which the Company proposes to offer the New Equity Securities.

(ii) The Offering Notice shall constitute the Company’s offer to sell the New Equity Securities to the Sponsor, which offer shall be irrevocable for a period of three (3) business days (the “ROFO Notice Period”).

(b) Exercise of Right of First Offer.

(i) Upon receipt of the Offering Notice, the Sponsor shall have until the end of the ROFO Notice Period to offer to purchase any or all of the New Equity Securities by delivering a written notice (a “ROFO Offer Notice”) to the Company stating that it offers to purchase such New Equity Securities on the terms specified in the Offering Notice. Any ROFO Offer Notice so delivered shall be binding upon delivery and irrevocable by the Sponsor.

(ii) If the Sponsor does not deliver a ROFO Offer Notice during the ROFO Notice Period or indicates, in its ROFO Offer Notice its offer to purchase some but not all of the New Equity Securities, the Sponsor shall be deemed to have waived all of the Sponsor’s rights to purchase such number of New Equity Securities that it declined to purchase, and the Company shall thereafter be free to sell or enter into an agreement to sell such number of New Equity Securities to any third party without any further obligation to the Sponsor pursuant to this paragraph 14 within the forty-five (45) day period thereafter (and with respect to an agreement to sell, consummate such sale at any time thereafter) at a price not more favorable to the third party than those set forth in the Offering Notice. If the Company does not sell or enter into an agreement to sell such number of New Equity Securities within such period, the rights provided hereunder shall be deemed to be revived and such New Equity Securities shall not be offered to any third party unless first re-offered to the Sponsor in accordance with this paragraph 14.

(c) Excluded Securities. For purposes hereof, the term “Excluded Securities” means any warrants issued upon the conversion of working capital loans to the Company to be made by the Sponsor or an affiliate thereof to finance transaction costs in connection with an intended initial Business Combination (up to $1,500,000 of which may be convertible at the option of the lender into warrants of the post-Business Combination entity having the same terms as the Private Placement Warrants at a price of $1.50 per warrant), and any securities issued by the Company as consideration to any seller in the Business Combination or in satisfaction for any amounts owed by or claims against the Company.

(d) Assignment of Right of First Offer. The Right of First Offer may be assigned in whole or in part by the Sponsor to any of its members without the prior consent of the Company. Following any such assignment, the Company and any such assignee shall comply with the provisions set forth in this paragraph 14 with respect to the Right of First Offer as if such assignee were a party hereto.

15.              The Company will maintain an insurance policy or policies providing directors’ and officers’ liability insurance, and each Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any of the Company’s directors or officers.

16.              This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

17.              No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to Transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Sponsor and each Insider and their respective successors, heirs and assigns and permitted transferees.

18.              Nothing in this Letter Agreement shall be construed to confer upon, or give to, any person or entity other than the parties hereto any right, remedy or claim under or by reason of this Letter Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Letter Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and assigns and permitted transferees.

19.              This Letter Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Letter Agreement or in any other certificate, agreement or document related to this Letter Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

20.              This Letter Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Letter Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Letter Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

21.              This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

22.              Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile or other electronic transmission.

23.              This Letter Agreement shall terminate on the earlier of (i) the expiration of the Lock-up Periods or (ii) the liquidation of the Company; provided that paragraph 6 of this Letter Agreement shall survive such liquidation.

[Signature Page Follows]

Sincerely,

ARBOR RAPHA CAPITAL LLC

By:
Name: Ivan Kaufman
Title: Authorized Signatory

[Signature Page to Letter Agreement]

Acknowledged and Agreed:

ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I

By:
Name: Ivan Kaufman
Title: Chief Executive Officer

[Signature Page to Letter Agreement]